Deferred income	6 Months Ended
Jun. 30, 2026
Accruals and deferred income including contract liabilities [abstract]
Deferred income
20 Deferred income
As of June 30, 2026, the deferred income related to a depositary fee from BNY Mellon was fully utilized (December 31, 2025: USD1,233 thousand). Our depositary agreement with BNY Mellon contains a compensation for each ADS issued during our primary (IPO) and secondary offerings, deferred over the period of the agreement. In 2024, the Group entered into an agreement with the depositary bank that provides us with an ongoing revenue share from the collection of fees from ADS holders, which is recognized under "Other operating income".
Other amounts refer to contract liabilities related to payments received from end customers in advance for goods that have been ordered but are not yet delivered. As of June 30, 2026 contract liabilities amounts to USD2,736 thousand (December 31, 2025: USD3,599 thousand).